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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2002

MIDWAY GAMES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12367 (Commission File Number)	22-2906244 (I.R.S. Employer Identification Number)

2704 West Roscoe Street, Chicago, Illinois 60618
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (773) 961-2222

Item 5. Other Events and Regulation FD Disclosure.

        On December 23, 2002, Midway Games Inc. issued a press release, a copy of which is attached to this report as Exhibit 99.1. Exhibit 99.1 is incorporated herein by this reference.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits
Exhibits	Description
99.1	Press Release of Midway Games Inc. dated December 23, 2002

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GAMES INC.
December 23, 2002	By:	/s/ Neil D. Nicastro Neil D. Nicastro Chief Executive Officer

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Exhibit Index

Exhibits	Description
99.1	Press Release of Midway Games Inc. dated December 23, 2002

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  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements and Exhibits.
SIGNATURE
Exhibit Index